Celsion Corporation

Rodman & Renshaw Global Investment Conference

September 9, 2013

NASDAQ: CLSN

Presented by:
Michael H. Tardugno
President and Chief Executive Officer

Safe Harbor Statement

Except for historical information, the statements made in this presentation are forward-looking statements involving significant risks and uncertainties.

These risks and uncertainties, including those related to the future financial position and business strategy of the Company, are detailed in the Company's filings with the Securities and Exchange Commission.

Celsion Investment Profile

Celsion Corporation



- Clinical stage oncology company focused on the development of heat activated tumor targeting liposome technology. 1st Drug ThermoDox
- Results from Phase III trial "The HEAT Study" point to a large subgroup of patients showing meaningful benefit in overall survival
- ThermoDox has potential to address multiple indications
- Strong balance sheet ~ $49M in cash

ThermoDox's Elegant Design

Celsion Corporation

- Transition temperature of 39.5 deg C releases the encapsulated Doxorubicin without compromising healthy tissue
- Half-life and nano-particle size provide adequate systemic circulation and vascular leakage allowing tumor biology to concentrate ThermoDox at the target
- FDA cleared heat inducing medical devices warm the target tumor initiating rapid drug release in the local vasculature

100 nm


Dox
Dox
Dox
Dox



ThermoDox's Mechanism

Preclinical Evidence

Drug Release Occurs at Clinically Achievable Temperature, 39-42° C



Doxil
ThermoDox
Percent of DOX Released
100
90
80
70
60
50
40
30
20
10
0
30
32
34
36
38
40
42
44
Temperature °C

1 hour at 42°C, heat-sensitive dosage form delivered most drug to tumor



Doxorubicin Concentration (ng/mg)
30
25
20
15
10
5
0
-5
ThermoDox
Doxil
Free Dox
D34
NT34
LT34
D42
NT42
LT42
34 °C
42 °C
Amount of Dox bound to DNA/RNA
Amount of Dox inside liposomes or bound to protein

ThermoDox's Mechanism

Preclinical Evidence

Nude Mouse - Squamous Cell Tumor Xenograft Model

Free Doxorubicin



42°C
5V
Days

Doxil®



NTSL
42°C
5V
35 days
Days

ThermoDox®



LTSL
42°C
5V
> 60 days
Days
Needham *et al* (2000). Cancer Res, **60**: 1197-1201
Kong *et al* (2000). Cancer Res, **60**: 6950-6957

All tumors regressed in ThermoDox group

ThermoDox Clinical Program

Evaluating Multiple Oncology Indications

INDICATION | RESEARCH | PRE-CLINICAL | PHASES 1-2 | PHASE 3

INDICATION	PROGRAM	STATUS
Primary Liver Cancer (HCC)	Planning HEAT 2 Study Phase III	*Begin Enrollment first half of 2014.*
RCW Breast Cancer (RCW)	DIGNITY Study Phase II	*Phase II enrolling*
Pancreatic Cancer	UW Dept. of Med	*Focused Ultrasound Foundation co-sponsored study*
Breast Cancer	+ HIFU	*Phase II Trial to be initiated with CTMM in Utrecht, NL*
Liver Mets	+ HIFU	*Phase II Trial with Oxford University*

Hepatocellular Carcinoma

Large and Deadly Global Cancer

Celsion Corporation

5th most prevalent

- 750,000 annual incidence worldwide; growing over 5% per year
- By 2020, expected to be the #1 cancer, surpassing lung cancer
- China has 50% of new cases, 75% in Asia
- Age-adjusted HCC incidence rates tripled in U.S. between 1975 and 2005

4th highest mortality

- 5-year survival rate less than 10%
- Median survival from time of diagnosis is generally 30 months
- Cure, usually through surgery, is possible in fewer than 20% of patients

Local therapies include:

- RFA, TACE, ethanol injection and radiation therapy
- RFA is the dominant treatment for non-resectable liver cancers with average local recurrence rate of 50%+/- for lesions >3cm
- ThermoDox + RFA addresses limitations of current standard of care by *"Expanding the Treatment Zone"*

RF Liver Ablation + ThermoDox

Expanding the Treatment Zone Addresses RFA Limitations

Celsion Corporation



RFA misses micro-metastases outside ablation zone
ThermoDox
Ablation Zone
Thermal Zone
RFA Electrode

ThermoDox + RFA:

- Infuse ThermoDox ~15 minutes prior to RFA
- Drug concentrates in the "Thermal Zone"
- Ablation releases doxorubicin in "Thermal Zone" expanding treatment area and destroying micro-metastases



Ablation
1 cm

Phase I Liver Cancer Results

Highly Suggestive of Clinical Activity

- 2 Clinical Sites: NCI (US) and Queen Mary Hospital (HK)
- Single dose treatment; 50mg/m² MTD established
- No unanticipated SAE or AE experienced



Bland RFA
Volume (mm³)
400
300
200
100
0
0
40
Days Post RFA



RFA + ThermoDox®
Volume (mm³)
200x10³
150
100
50
0
0
28
Days Post RFA

Pre-treatment



11 weeks post-treatment



20 weeks post-treatment



Treatment Zone Increases

HEAT 1 Study did not meet PFS Endpoint

Patients are being followed to determine the OS benefit per Protocol


79 Clinical Sites in
11 Countries

- Study did not meet Primary Endpoint PFS: 14.0 mos. vs. 13.9 mos.
- Patients with smaller lesions (< 5 cm) showed ~20% PFS benefit
- Meaningful Sub-Group, ~300 Identified
  - Patients with single lesions
  - RFA dwell time > 45 minutes
  - OS improvement of > 50%
- Heat 2 Study planned pending Regulatory Review
  - Data Analysis, conformational Preclinical Studies, Advisory Committee input

HEAT 1 Study Treatment Window

Celsion Corporation

- Ablation time and strategy were not mandated in HEAT Study
- Variability exists with ablation cycles and treatment time by lesion size, location, and local practice



Mean Plasma Concentration (ng/ml)
30000
25000
20000
15000
10000
5000
0
30 min infusion
Plasma Doxorubicin I
RFA PHASE I Experience
Median Overall Treatment Time 2.1 hr
Median Heating Dwell Time 1.2 hr
Treatment Window t +15 to 180min
0
1
2
3
4
5
6
Time (hr) After Start of Infusion

RFA Duration May Have Marked Effect
Projection for OS improves >50%



Product-Limit Survival Function Estimates
Survival Probability
1
0.8
0.6
0.4
0.2
0
0
20
40
60
Death/Survival Day
Trt A
Trt B
Single Lesion
RFA > 45 minutes

	No. of Subjects	Event	Censored	Median Survival (95% CL)
Trt A	138	20% (28)	80% (110)	NA (52.91 NA)
Trt B	147	29% (42)	71% (105)	NA (48.11 NA)

As of 6/30/2013

HR = 0.623

P-value = 0.0584

RFA Duration May Have Marked Effect

Projection for OS improves >50%

Celsion Corporation

		# of Pts	Deaths		HR	
< 45 mins	RFA + TDox	96	29	30%		
	RFA Only	71	27	38%		
		167	56		1.139	
> 45< 90 mins	RFA + TDox	76	14	18%		
	RFA Only	105	27	26%		
		181	41		0.585	
> 90 mins	RFA + TDox	62	14	23%		
	RFA Only	42	15	36%		
		104	29		0.584	
> 45 mins	RFA + TDox	138	28	20%		
	RFA Only	147	42	29%		
		285	70		0.623	p = 0.058

ThermoDox + RFA HCC Thesis

Under-Treating When Heat < 45 min

Recent simulation studies show that longer heating time is required in order to achieve increased tissue concentrations of doxorubicin

Heat for 5 minutes



40
50
60
70
80
90
100
Temperature [degC]
t=300 [s]
Tissue concentration [ug/g]
t=2100 [s]

Heat for 60 minutes



40
50
60
70
80
90
100
Temperature [degC]
t=3600 [s]
Tissue concentration [ug/g]
t=5400 [s]

Healthy Swine RFA Dwell Time Study

Preliminary data supportive of clinical hypothesis



15 Minute Duration
doxorubicin (mcg/g)
30.0
25.0
20.0
15.0
10.0
5.0
0.0
0
2
4
6
8
distance from ablation edge

Mean procedure time = 0:43

Mean RFA ON time = 0:13



45 Minute Duration
0
2
4
6
8
distance from ablation edge

Mean procedure time = 1:18

Mean RFA ON time = 0:39



90 Minute Duration
0
2
4
6
8
distance from ablation edge

Mean procedure time = 2:07

Mean RFA ON time = 1:13







- 2 cm -
ablation zone (spherical) with 3 cm margin
probe tracks
cut another 2 cm slab and freeze flat for fluorescence imaging
cut 2 cm slab through center of ablation zone perpendicular to probe track for punch biopsies

Findings From Post-Hoc Analysis

Celsion Corporation

- A strong relationship exists between heating duration and clinical outcome. In general, the longer the RFA time the better the outcome.
  - ThermoDox appears to markedly enhance this effect
- Hypothesis: High local tissue concentration of ThermoDox prevents HCC recurrence
  - Effective thermal dosing is dependent on tumor burden
  - Minimum range appears to be 45-90 minutes dependent on size and location
- Suboptimal dwell time and/or time of thermal dosing results in inferior outcome for ThermoDox patients

HEAT 2 Study

Preliminary Design requires a well defined RFA procedure

Primary Endpoint:	Progression Free Survival
Secondary Endpoints:	Overall Survival, Time to Local Recurrence, Time to Definite Worsening and Safety

General Eligibility:

- Non-resectable
- No previous treatment
- Child-Pugh A & B
- No more than 3 lesions
- At least 1 lesion >3 cm and none >5 cm

Stratification:

- RFA technique:
  - Open surgical
  - Laparoscopic
  - Percutaneous

Randomize 1:1

- n~250 → ThermoDox plus RFA
- n~250 → Dummy Infusion plus RFA

ThermoDox + Hyperthermia

RCW Breast Cancer

- 16 pts, all show clinical activity
- At 30 mg/m^2, 6/6 subjects showed a clinical response, 2 CR

Limited Treatment Options | Complete Response




After 4 Cycles




After 3 Cycles

Celsion Corporation

DIGNITY Study

RCW study of ThermoDox®
and microwave hYperthermia

Overall Response Rate (ORR) of 48%

Ph I	**11 Pts. 50 mg/m^2 dose established**

Enrollment Initiated in 2013 Open Label

Ph II	**Durable Complete Local Response Rate; Evaluate Site Comparability**

Eligibility:

Mastectomy Patients who have recurrence on the chest wall who have had a and prior treatment

Enrollment:

40 patients, 5 Institutions

Individual patient results beginning Q2 2014

ThermoDox + Hyperthermia

RCW Breast Cancer Phase I Studies


Combined Local Response Rate 48.3%
Subjects
14
12
10
8
6
4
2
0
20
30
40
50
Dose Level mg/m²
Complete Response
Partial Response
Stable Disease
Progressive Disease

22 of 23 (29) evaluable, per protocol, subjects demonstrate CR, PR or SD within the local treatment field

ThermoDox + MRI guided HIFU

Broadens Reach to Indications with Significant Need

Celsion Corporation

Collaboration with University of Oxford

- Phase II ThermoDox + HIFU for metastatic liver cancer - Significant unmet need
- Pre-Clinical studies complete

Pre-Clinical Studies

- University of Washington with support from the Focused Ultrasound Foundation - ThermoDox + HIFU for pancreatic cancer
- University of Utrecht (Netherlands) under a $10 million European Cooperative Grant for MR-guided HIFU + ThermoDox for the treatment of various cancers



Tumor
Pelvic Coil
Focal Plane
Coupling Pad
Degassed Water
MRI Table
Transducer
Positioning System

Celsion Investment Profile

Patent and Regulatory Protection

- Exclusive world-wide rights from Duke University Patent to 2019
- Additional U.S Patent extension expected under Hatch-Waxman
- New method patents issued in China, Taiwan, South Korea and Japan extending into 2026
- Orphan Drug Designation in U.S. and Europe provides 7 and 10 year exclusivity



Next Steps and Milestones

Celsion Corporation

Q3 - 2013

Complete HEAT Study 1 Analysis
- Present Post Hoc Findings (WCIO, ECIO, ILCA)

Confirm hypothesis through modeling & animal studies
- Proposed HEAT 2 Study Design
- Steering (Advisory) Committee to finalize HEAT 2 Study Design

Q4 – 2013

Review plans and protocol with regulatory agencies
- Seek agreement for enriched population, single trial for approval
- FDA, EMA, CFDA

1H – 2014

Begin HEAT 2 Study Enrollment
- High performance sites from HEAT 1 Study
- Concentrations in China; Expand European footprint

Initial reporting from DIGNITY Study

Financial Summary

Celsion Corporation

Cash & Investments @ 6/30/13	$49 M
Est. Cash Usage	~ $1 M/mo.
Common shares outstanding	61.2 M
52-week PPS Range	$0.77 - $9.44
Market Cap	$75 M
Average Daily Trading Volume	> 2.5 M

Celsion Corporation

Corporate Information

Celsion Corporation
997 Lenox Drive
Suite 100
Lawrenceville, NJ 08648

P 609-896-9100
F 609-896-2200
www.celsion.com
NASDAQ: CLSN